MUNIYIELD
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1999

MuniYield California Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the six months ended April 30, 1999, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.449 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 5.94%, based on a month-end per share net asset value of $15.27. Over the same period, the total investment return on the Fund's Common Stock was +0.69%, based on a change in per share net asset value from $16.25 to $15.27, and assuming reinvestment of $0.647 per share ordinary income dividends and $0.454 per share capital gains distributions.

For the six-month period ended April 30, 1999, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 4.63%; Series B, 4.11%; and Series C, 4.11%.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists

MuniYield California Insured Fund II, Inc.                        April 30, 1999

or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

For the six months ended April 30, 1999, we managed the Fund with the intention of seeking to sustain an appealing level of tax-exempt income while simultaneously providing an attractive total return. Throughout the period, our strategy was to maintain a fully invested position using any market rallies to sell aggressively structured bonds and buy larger coupon, defensively structured bonds. Our goal was to increase the Fund's income and to seek to mute any volatility in the Fund's net asset value.

Although the overall trend in interest rates was up for the six-month period, the municipal market was relatively impervious to the backup in taxable interest rates. The main reason for the outperformance of the municipal market was the favorable supply/demand relationship and the attractive valuation of municipal bonds relative to Treasury securities. Since these conditions still exist, we believe that municipal bonds will continue to do well compared to Treasury issues. We expect to stay fully invested with larger coupon bonds in an effort to increase tax-exempt income until there is sufficient evidence that interest rates have risen to a level not consistent with economic activity and the current low level of inflation.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

June 4, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield California Insured Fund II, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

MuniYield California Insured Fund II, Inc.                        April 30, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MuniYield California Insured Fund II, Inc.                        April 30, 1999

PROXY RESULTS

During the six-month period ended April 30, 1999, MuniYield California Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted     Shares Withheld
                                                                                 For           From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                      10,593,618          130,117
                                         James H. Bodurtha                   10,591,618          132,117
                                         Herbert I. London                   10,591,618          132,117
                                         Robert R. Martin                    10,591,618          132,117
                                         Arthur Zeikel                       10,591,618          132,117
------------------------------------------------------------------------------------------------------------------

                                                                        Shares Voted   Shares Voted   Shares Voted
                                                                             For          Against        Abstain
------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                     10,507,138       16,268         200,328
------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.     Adjourned      Adjourned      Adjourned
------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 1999, MuniYield California Insured Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted     Shares Withheld
                                                                                 For           From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James
   H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel as follows:

                                         Series A                               1,799               0
                                         Series B                               1,733               0
                                         Series C                               1,547               0
------------------------------------------------------------------------------------------------------------------

                                                                        Shares Voted   Shares Voted   Shares Voted
                                                                             For          Against        Abstain
------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:

                                         Series A                           1,799            0              0
                                         Series B                           1,732            1              0
                                         Series C                           1,547            0              0
------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the
   Fund as follows:

                                         Series A                         Adjourned      Adjourned     Adjourned
                                         Series B                         Adjourned      Adjourned     Adjourned
                                         Series C                         Adjourned      Adjourned     Adjourned
------------------------------------------------------------------------------------------------------------------

MuniYield California Insured Fund II, Inc.                        April 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                            Issue                                              (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
California--96.5%
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $ 2,110    ABC, California, Unified School District, GO, Series A, 4.75% due 8/01/2022 (f)             $  2,004
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,000    Alameda County, California, Water District Revenue Refunding Bonds,
                               4.75% due 6/01/2020 (h)                                                                        2,888
-----------------------------------------------------------------------------------------------------------------------------------
                               Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                               (Public Improvement Projects), Sub-Series C (f):
AAA       Aaa         5,000      5.38%** due 9/01/2027                                                                        1,129
AAA       Aaa        12,485      5.37%** due 9/01/2034                                                                        1,921
AAA       Aaa        21,885      5.24%** due 9/01/2035                                                                        3,183
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,985    Arcadia, California, Unified School District, GO, Series B, 6.50% due 7/01/2015 (c)            2,246
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Berkeley, California, Unified School District, GO, Series C, 6.50% due 8/01/2004 (a)(i)        2,295
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,450    Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015 (h)                 1,661
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,125    Burbank, California, Public Service Department, Electric Revenue Refunding Bonds,
                               4.75% due 6/01/2023 (f)                                                                        3,920
-----------------------------------------------------------------------------------------------------------------------------------
                               California Educational Facilities Authority Revenue Bonds:
NR*       Aaa         6,000      RITR, AMT, Series 37, 6.62% due 4/01/2028 (a)(j)                                             6,508
AAA       Aaa         5,000      (Stanford University), Series N, 5.20% due 12/01/2027                                        5,056
-----------------------------------------------------------------------------------------------------------------------------------
                               California HFA, Home Mortgage Revenue Bonds, AMT:
AAA       Aaa         1,500      Series E, 6.15% due 8/01/2025 (d)(h)                                                         1,588
AA-       Aa2         5,570      Series F-1, 7% due 8/01/2026 (d)                                                             6,012
AA-       Aa2           955      Series H, 7.50% due 8/01/2025 (d)                                                              976
AAA       Aaa         5,500      Series I, 5.75% due 2/01/2029 (h)                                                            5,729
-----------------------------------------------------------------------------------------------------------------------------------
AA-       Aa          3,850    California HFA, Revenue Bonds, RIB, AMT, Series B-2, 9.621% due 8/01/2023 (d)(j)               4,389
-----------------------------------------------------------------------------------------------------------------------------------
                               California Health Facilities Finance Authority Revenue Bonds:
AAA       Aaa         4,000      (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (f)                                       4,172
AAA       NR*         5,000      RITR, Series 17, 6.32% due 8/15/2030 (h)(j)                                                  5,276
AAA       NR*         8,750      RITR, Series 26, 6.835% due 6/01/2022 (f)(j)                                                 9,501
-----------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+        600    California Health Facilities Finance Authority, Revenue Refunding Bonds
                               (Adventist Hospital), VRDN, Series C, 4.20% due 9/01/2015 (h)(k)                                 600
-----------------------------------------------------------------------------------------------------------------------------------
                               California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas and
                               Electric), VRDN (k):
A1+       NR*         1,600      AMT, Series C, 4.25% due 11/01/2026                                                          1,600
A1+       NR*         1,700      Series D, 4.10% due 11/01/2026                                                               1,700
A1+       VMIG1+      9,700      Series E, 4.10% due 11/02/2026                                                               9,700
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aa2           100    California Pollution Control Financing Authority, Resource Recovery Revenue Bonds
                               (Delano Project), VRDN, AMT, 4.30% due 8/01/2019 (k)                                             100
-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes

MuniYield California Insured Fund II, Inc.                        April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                            Issue                                              (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa       $ 1,000    California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                               (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (e)(g)          $  1,111
-----------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+        400    California State Economic Development Financing Authority Revenue Bonds
                               (California Independent Systems Project), VRDN, Series A, 4.15% due 4/01/2008 (k)                400
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        23,000    California State, GO, 6.25% due 10/01/2019 (h)                                                25,374
-----------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         9,480    California State Public Works Board, Lease Revenue Bonds (California State University),
                               Series C, 5.40% due 10/01/2022 (h)                                                             9,824
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,525    California State Public Works Board, Lease Revenue Refunding Bonds (Department of
                               Corrections--State Prisons), Series A, 5% due 12/01/2019 (a)                                   5,582
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,375    California State University and Colleges, Housing System Revenue Refunding Bonds,
                               5.90% due 11/01/2021 (c)                                                                       2,567
-----------------------------------------------------------------------------------------------------------------------------------
                               California Statewide Communities Development Authority, COP:
NR*       VMIG1+      3,300      (Continuing Care/University Project), VRDN, 4.20% due 11/15/2028 (k)                         3,300
NR*       NR*         5,750      RIB, Series 24, 6.435% due 12/01/2015 (f)(j)                                                 6,184
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,045    California Statewide Communities Development Authority, Revenue Refunding Bonds
                               (Sherman Oaks Project), Series A, 5.50% due 8/01/2011 (a)                                      7,668
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,900    Chaffey, California, Union High School District, GO, Series A, 5.50% due 8/01/2023 (c)         3,058
-----------------------------------------------------------------------------------------------------------------------------------
                               Coalinga, California, Public Financing Authority, Local Obligation Revenue Refunding Bonds,
                               Senior Lien, Series A (a):
AAA       Aaa           495      5.75% due 9/15/2015                                                                            551
AAA       Aaa         1,270      6% due 9/15/2018                                                                             1,445
-----------------------------------------------------------------------------------------------------------------------------------
NR*       NR*         5,240    Contra Costa, California, COP, RITR, Series 1, 5.375% due 11/01/2017 (h)(j)                    5,618
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,450    Corona, California, Public Financing Authority, Water Revenue Bonds, 4.75% due 9/01/2023 (c)   5,178
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,000    Cucamonga, California, County Water District, COP, Refunding (Facilities Refinancing),
                               6.50% due 9/01/2022 (c)                                                                        4,310
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Fairfield--Suisun, California, Sewer District, Sewer Revenue Refunding Bonds,
                               Series A, 6.25% due 5/01/2016 (h)                                                              1,065
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,060    Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                               (Southwest Industrial Park Project), 4.75% due 9/01/2026 (h)                                   1,945
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Fresno, California, Sewer Revenue Bonds, Series A-1, 5.25% due 9/01/2019 (a)                   2,605
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Los Angeles, California, Airports Department, Airport Revenue Bonds (Ontario
                               International Airport), AMT, Series A, 6% due 5/15/2017 (c)                                    2,702
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,750    Los Angeles, California, Community College Refunding Bonds, COP,
                               Series A, 6% due 8/15/2020 (f)                                                                 4,034
-----------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding Bonds
                               (Bunker Hill), Series H (f):
AAA       Aaa         1,500      6.50% due 12/01/2015                                                                         1,683
AAA       Aaa         3,500      6.50% due 12/01/2016                                                                         3,917
-----------------------------------------------------------------------------------------------------------------------------------
                               Los Angeles, California, Harbor Department Revenue Bonds, AMT:
NR*       Aaa         7,000      RITR, Series RI-7, 7.995% due 11/01/2026 (j)                                                 8,521
AA        Aa3         3,525      Series B, 5.375% due 11/01/2023                                                              3,587
AAA       Aaa         5,000      Series B, 6.625% due 8/01/2025 (h)                                                           5,471
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield California Insured Fund II, Inc.                        April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                            Issue                                              (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       $11,600    Los Angeles, California, Parking Revenue Bonds, Series A, 5.25% due 5/01/2029 (a)           $ 11,804
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,930    Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series C,
                               4% due 6/01/2016 (h)                                                                           2,627
-----------------------------------------------------------------------------------------------------------------------------------
                               M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project), Series E (h):
AAA       Aaa         2,000      6.75% due 7/01/2011                                                                          2,163
AAA       Aaa         1,000      6.50% due 7/01/2017                                                                          1,074
-----------------------------------------------------------------------------------------------------------------------------------
                               M-S-R Public Power Agency, California, Revenue Refunding Bonds (San Juan Project) (h):
AAA       Aaa         1,500      Series D, 6.75% due 7/01/2020 (b)                                                            1,807
AAA       Aaa         2,980      Series H, 5.90% due 7/01/2020                                                                2,987
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,200    Madera, California, Redevelopment Agency, Tax Allocation Bonds (Tax Allocation
                               Redevelopment Project), 4.75% due 9/01/2028 (f)                                                2,087
-----------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         1,500    Madera County, California, COP, Refunding Bonds (Valley Children's Hospital Project),
                               4.75% due 3/15/2018 (h)                                                                        1,456
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,250    Metropolitan Water District, Southern California, GO, Election 1966, Series H,
                               4.75% due 3/01/2037                                                                            2,108
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,960    Modesto, California, Public Financing Authority, Lease Revenue Refunding Bonds
                               (Capital Improvements and Refinancing Project), 4.75% due 9/01/2024 (a)                        4,701
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    Monterey County, California, COP (Natividad Medical Center Improvement), Series E,
                               4.75% due 8/01/2025 (h)                                                                        4,727
-----------------------------------------------------------------------------------------------------------------------------------
                               Northern California Power Agency, Multiple Capital Facilities Revenue Bonds, Series A (h):
AAA       Aaa           865      6.50% due 8/01/2002 (i)                                                                        959
AAA       Aaa         1,135      6.50% due 8/01/2012                                                                          1,245
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Northern California Transmission Revenue Bonds (California--Oregon Transmission Project),
                               Series A, 6.50% due 5/01/2016 (h)                                                              2,180
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Oakland, California, Redevelopment Agency, Tax Allocation Refunding Bonds, INFLOS,
                               8.777% due 9/01/2019 (h)(j)                                                                    1,146
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,360    Orchard, California, School District, GO, Series A, 6.50% due 8/01/2019 (c)                    2,692
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,450    Palm Springs, California, Financing Authority, Airport Passenger Facility Charge
                               Revenue Bonds (Palm Springs Regional Airport), AMT, 5.50% due 1/01/2028 (f)                    1,500
-----------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         5,070    Palmdale, California, COP (Courthouse and City Hall Project), 4.75% due 9/01/2029 (a)          4,775
-----------------------------------------------------------------------------------------------------------------------------------
A+        A1          2,000    Pasadena, California, COP, Refunding (Old Pasadena Parking Facility Project),
                               6.25% due 1/01/2018                                                                            2,283
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,500    Pioneers Memorial Hospital District, California, GO, Refunding, 6.50% due 10/01/2024 (a)       8,463
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         8,000    Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016 (h)          8,735
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,755    Poway, California, Unified School District, Special Tax Refunding Bonds
                               (Community Facilities District No. 1), 4.75% due 10/01/2023 (h)                                3,567
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,500    Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Refunding
                               Bonds (Riverside County Hospital Project), Series B, 5.70% due 6/01/2016 (h)                   4,922
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield California Insured Fund II, Inc.                        April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                            Issue                                              (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                               Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds:
AAA       Aaa       $10,500      Series A, 5.40% due 11/01/2020 (a)                                                        $ 11,121
A+        A1          4,100      Series B, 5.40% due 11/01/2020                                                               4,259
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         7,500    Sacramento, California, Municipal Utility District, Electric Revenue Bonds, Series K,
                               5.25% due 7/01/2024 (a)                                                                        7,766
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    San Diego, California, IDR, Refunding (San Diego Gas & Electric Company), Series C,
                               5.90% due 9/01/2018 (f)                                                                        5,359
-----------------------------------------------------------------------------------------------------------------------------------
                               San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                               Bonds, Series A (c):
AAA       Aaa         2,540      5% due 5/15/2014                                                                             2,598
AAA       Aaa         5,000      5.25% due 5/15/2027                                                                          5,086
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    San Diego County, California, Water Authority, Water Revenue Bonds, COP, Series A,
                               4.75% due 5/01/2028 (c)                                                                        1,414
-----------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Airport Commission, International Airport
                               Revenue Bonds, AMT, Second Series:
AAA       Aaa         3,500      Issue 5, 6.50% due 5/01/2019 (c)                                                             3,898
AAA       Aaa         3,000      Issue 6, 6.50% due 5/01/2018 (a)                                                             3,341
AAA       Aaa         2,000      Issue 6, 6.60% due 5/01/2020 (a)                                                             2,236
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,500    San Francisco, California, City and County Airport Commission, International Airport
                               Revenue Bonds, Second Series, Issue 12-B, 5.625% due 5/01/2021 (c)                             3,695
-----------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Airport Commission, International Airport
                               Revenue Refunding Bonds:
AAA       NR*         1,335      Issue 1, 6.30% due 5/01/2002 (a)(i)                                                          1,464
AAA       NR*         1,605      Issue 1, 6.50% due 5/01/2002 (a)(i)                                                          1,769
AAA       Aaa         2,000      Issue 1, 6.30% due 5/01/2011 (a)                                                             2,177
AAA       Aaa         2,395      Issue 1, 6.50% due 5/01/2013 (a)                                                             2,622
AAA       NR*         1,675      Issue 2, 6.75% due 5/01/2003 (h)(i)                                                          1,898
AAA       Aaa         8,325      Issue 2, 6.75% due 5/01/2020 (h)                                                             9,280
-----------------------------------------------------------------------------------------------------------------------------------
                               San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                               Refunding Bonds (George R. Moscone Convention Center) (f):
AAA       Aaa         2,800      6.75% due 7/01/2015                                                                          3,196
AAA       Aaa         3,050      6.75% due 7/01/2024                                                                          3,463
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,170    San Francisco State University, California, Revenue Bonds (Student Union), Series B,
                               4.20% due 11/01/2023 (h)                                                                       2,757
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Housing Set-Aside
                               Merged Area), AMT, Series E, 5.85% due 8/01/2027 (h)                                           5,383
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,450    San Mateo County, California, Joint Powers Authority, Lease Revenue Refunding Bonds
                               (Capital Projects Program), 5.125% due 7/01/2018 (h)                                           2,521
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,600    San Mateo County, California, Transportation District, Sales Tax Revenue Refunding Bonds,
                               Series A, 5.25% due 6/01/2019 (h)                                                              1,667
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,430    Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police Administration
                               and Holding Facility), Series A, 6.25% due 7/01/2024 (h)                                       4,040
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
                               Replacement Project), Series A, 7.75% due 11/15/2011 (a)                                       3,276
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,225    Stockton, California, Revenue Bonds, COP (Wastewater System Project), Series A,
                               5.20% due 9/01/2029 (h)                                                                        4,261
-----------------------------------------------------------------------------------------------------------------------------------

MuniYield California Insured Fund II, Inc.                        April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face                                                                                                  Value
Ratings   Ratings    Amount                                            Issue                                              (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
California (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                               Tustin, California, Unified School District, Special Tax Refunding Bonds (Community
                               Facilities District No. 88-1) (f):
AAA       Aaa       $ 4,000      4.375% due 9/01/2019                                                                      $  3,676
AAA       Aaa         5,735      4.50% due 9/01/2024                                                                          5,218
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Walnut, California, Public Financing Authority, Tax Allocation Revenue Refunding Bonds
                               (Walnut Improvement Project), 6.50% due 9/01/2022 (h)                                          1,646
-----------------------------------------------------------------------------------------------------------------------------------
                               Westlands, California, Water District, COP, Series A (a):
AAA       Aaa         1,165      5.25% due 3/01/2017                                                                          1,193
AAA       Aaa         1,225      5.25% due 3/01/2018                                                                          1,250
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--1.2%
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    Puerto Rico Public Buildings Authority Revenue Bonds, Guaranteed Government Facilities,
                               Series B, 5% due 7/01/2027 (a)                                                                 4,947
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$384,602)--97.7%                                                                                   400,339

Other Assets Less Liabilities--2.3%                                                                                           9,573
                                                                                                                           --------
Net Assets--100.0%                                                                                                         $409,912
                                                                                                                           ========
-----------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FSA Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(k) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      85.3%
AA/Aa .............................................................       3.7
A/A ...............................................................       1.6
NR (Not Rated) ....................................................       2.9
Other+ ............................................................       4.2
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

MuniYield California Insured Fund II, Inc.                        April 30, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999

Assets:              Investments, at value (identified cost--$384,601,936) (Note 1a) ........                    $ 400,339,141
                     Cash ...................................................................                           37,301
                     Receivables:
                       Securities sold ......................................................   $   8,947,558
                       Interest .............................................................       6,446,125       15,393,683
                                                                                                -------------
                     Prepaid expenses and other assets ......................................                           15,320
                                                                                                                 -------------
                     Total assets ...........................................................                      415,785,445
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased .................................................       5,619,900
                       Investment adviser (Note 2) ..........................................         180,290
                       Dividends to shareholders (Note 1e) ..................................          28,911        5,829,101
                                                                                                -------------
                     Accrued expenses and other liabilities .................................                           44,789
                                                                                                                 -------------
                     Total liabilities ......................................................                        5,873,890
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets .............................................................                    $ 409,911,555
                                                                                                                 =============
------------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (5,200 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ..                    $ 130,000,000
                       Common Stock, par value $.10 per share (18,327,938 shares issued
                       and outstanding) .....................................................   $   1,832,794
                     Paid-in capital in excess of par .......................................     263,332,050
                     Undistributed investment income--net ...................................       2,788,309
                     Accumulated realized capital losses on investments--net ................      (3,778,803)
                     Unrealized appreciation on investments--net ............................      15,737,205
                                                                                                -------------
                     Total--Equivalent to $15.27 net asset value per Common Stock
                     (market price--$15.375) ................................................                      279,911,555
                                                                                                                 -------------
                     Total capital ..........................................................                    $ 409,911,555
                                                                                                                 =============
------------------------------------------------------------------------------------------------------------------------------

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc.                        April 30, 1999

Statement of Operations

                                                                                         For the Six Months Ended
                                                                                                   April 30, 1999
-----------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned                         $10,824,469
(Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ..............................   $ 1,035,452
                     Commission fees (Note 4) .......................................       157,033
                     Accounting services (Note 2) ...................................        47,345
                     Transfer agent fees ............................................        46,987
                     Professional fees ..............................................        41,545
                     Printing and shareholder reports ...............................        12,919
                     Listing fees ...................................................        12,426
                     Custodian fees .................................................        11,605
                     Directors' fees and expenses ...................................        11,032
                     Pricing fees ...................................................         8,407
                     Other ..........................................................        19,442
                                                                                        -----------
                     Total expenses .................................................                   1,404,193
                                                                                                      -----------
                     Investment income~--~net .......................................                   9,420,276
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments ...................................                   1,495,896
ized Gain (Loss) on  Change in unrealized appreciation on investments~--~net ........                  (6,009,013)
Investments--Net                                                                                      -----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ...........                 $ 4,907,159
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                        For the Six       For the
                                                                                       Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                    April 30, 1999   Oct. 31, 1998
--------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ........................................    $ 9,420,276      $19,669,107
                     Realized gain on investments--net .............................      1,495,896       15,896,436
                     Change in unrealized appreciation on investments--net .........     (6,009,013)      (4,598,254)
                                                                                       ------------     ------------
                     Net increase in net assets resulting from operations ..........      4,907,159       30,967,289
                                                                                       ------------     ------------
--------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock ................................................     (8,428,912)     (15,562,259)
Shareholders           Preferred Stock .............................................       (789,712)      (3,644,922)
(Note 1e):           Realized gain on investments--net:
                       Common Stock ................................................    (11,538,906)        (887,345)
                       Preferred Stock .............................................     (1,991,138)        (864,704)
                                                                                       ------------     ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .................................    (22,748,668)     (20,959,230)
                                                                                       ------------     ------------
--------------------------------------------------------------------------------------------------------------------
Capital Stock        Value of shares issued to Common Stock shareholders in
Transactions         reinvestment of dividends and distributions ...................      4,084,194               --
(Note 4):                                                                              ------------     ------------
--------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets .......................    (13,757,315)      10,008,059
                     Beginning of period ...........................................    423,668,870      413,660,811
                                                                                       ------------     ------------
                     End of period* ................................................   $409,911,555     $423,668,870
                                                                                       ============     ============
--------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ..........................   $  2,788,309     $  2,586,657
                                                                                       ============     ============
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc.                        April 30, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived              For the Six
from information provided in the financial statements.                Months Ended           For the Year Ended October 31,
                                                                        April 30,     --------------------------------------------
Increase (Decrease) in Net Asset Value:                                   1999          1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...........   $  16.25      $  15.70    $  15.04    $  14.92    $  13.39
Operating                                                               --------      --------    --------    --------    --------
Performance:         Investment income--net .........................        .51          1.08        1.10        1.10        1.13
                     Realized and unrealized gain (loss) on
                     investments--net ...............................       (.24)          .63         .68         .13        1.61
                                                                        --------      --------    --------    --------    --------
                     Total from investment operations ...............        .27          1.71        1.78        1.23        2.74
                                                                        --------      --------    --------    --------    --------
                     Less dividends and distributions to Common
                     Stock shareholders:
                       Investment income--net .......................       (.46)         (.86)       (.88)       (.87)       (.87)
                       Realized gain on investments--net ............       (.64)         (.05)         --+         --        (.07)
                                                                        --------      --------    --------    --------    --------
                     Total dividends and distributions to
                     Common Stock shareholders ......................      (1.10)         (.91)       (.88)       (.87)       (.94)
                                                                        --------      --------    --------    --------    --------
                     Capital charge resulting from issuance of
                     Common Stock ...................................         --            --        (.01)         --          --
                                                                        --------      --------    --------    --------    --------
                     Effect of Preferred Stock activity:++
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net .....................       (.04)         (.20)       (.23)       (.24)       (.26)
                         Realized gain on investments--net ..........       (.11)         (.05)         --+         --        (.01)
                                                                        --------      --------    --------    --------    --------
                     Total effect of Preferred Stock activity .......       (.15)         (.25)       (.23)       (.24)       (.27)
                                                                        --------      --------    --------    --------    --------
                     Net asset value, end of period .................   $  15.27      $  16.25    $  15.70    $  15.04    $  14.92
                                                                        ========      ========    ========    ========    ========
                     Market price per share, end of period ..........   $ 15.375      $16.0625    $15.0625    $ 14.125    $ 13.125
                                                                        ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................       2.57%+++     13.04%      13.20%      14.52%      19.00%
Return:**                                                               ========      ========    ========    ========    ========
                     Based on net asset value per share .............        .69%+++      9.72%      10.82%       7.26%      19.97%
                                                                        ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................        .68%*         .66%        .68%        .69%        .71%
Net Assets:***                                                          ========      ========    ========    ========    ========
                     Investment income--net .........................       4.54%*        4.72%       4.97%       4.99%       5.42%
                                                                        ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of
Data:                period (in thousands) ..........................   $279,912      $293,669    $283,661    $190,653    $189,124
                                                                        ========      ========    ========    ========    ========
                     Preferred Stock outstanding, end of period
                     (in thousands) .................................   $130,000      $130,000    $130,000    $ 90,000    $ 90,000
                                                                        ========      ========    ========    ========    ========
                     Portfolio turnover .............................      30.79%       103.93%      85.35%     119.52%     114.78%
                                                                        ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ......................   $  3,153      $  3,259    $  3,182    $  3,118    $  3,101
                                                                        ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net ...............   $    155      $    734    $    809    $    870    $    948
On Preferred Stock                                                      ========      ========    ========    ========    ========
Outstanding:         Series B--Investment income--net ...............   $    167      $    672    $    821    $    844    $    904
                                                                        ========      ========    ========    ========    ========
                     Series C--Investment income--net ...............   $    131      $    697    $    574          --          --
                                                                        ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $.01 per share.
++    The Fund's Preferred Stock was issued on November 30, 1992 (Series A and
      B) and January 27, 1997 (Series C).
+++   Aggregate total investment return.

      See Notes to Financial Statements.

MuniYield California Insured Fund II, Inc.                        April 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

MuniYield California Insured Fund II, Inc.                        April 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $121,405,014 and $145,076,852, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                       Realized      Unrealized
                                                         Gains          Gains
--------------------------------------------------------------------------------
Long-term investments ............................    $ 1,491,411    $15,737,205
Short-term investments ...........................          4,485             --
                                                      -----------    -----------
Total ............................................    $ 1,495,896    $15,737,205
                                                      ===========    ===========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $15,737,205, of which $16,729,900 related to appreciated securities and $992,695 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $384,601,936.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 increased by 260,901 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.19%; Series B, 3.35%; and Series C, 3.55%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $71,049 as commissions.

5. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067189 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

MuniYield California Insured Fund II, Inc.                        April 30, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniYield California Insured Fund II, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MCA

This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield California
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16388--4/99

[RECYCLE LOGO] Printed on post-consumer recycled paper